EXHIBIT 10.43

SENIOR SECURED TERM NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES, SUBJECT TO COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

October 26, 2015	Principal: U.S.$1,400,000

FOR VALUE RECEIVED, SOCIAL REALITY, INC., a Delaware corporation (“Social”), Steel Media, a California corporation (“Steel”, together with Social and each other Person that becomes a Borrower under the Financing Agreement (as defined below), collectively, the “Borrowers”) hereby promise to pay to VPC SBIC I, LP or its registered assigns (the “Holder”) the amount set out above as the Principal pursuant to the terms of that certain Financing Agreement dated as of October 30, 2014, by and among the Borrowers, the Guarantors from time to time party thereto, Social, as the Borrower Representative, Victory Park Management, LLC, as administrative agent and collateral agent (in such capacity, the “Agent”), and the Lenders party thereto (together with all exhibits and schedules thereto and as may be amended, restated, modified and supplemented from time to time the “Financing Agreement”).  The Borrowers hereby, jointly and severally, promise to pay accrued and unpaid interest and premium, if any, on the Principal on the dates, rates and in the manner provided for in the Financing Agreement.  This Senior Secured Term Note (including all Senior Secured Term Notes issued in exchange, transfer, or replacement hereof, this “Note”) is one of the senior secured notes issued pursuant to the Financing Agreement (collectively, the “Notes”).  Capitalized terms used and not defined herein are defined in the Financing Agreement.

This Note is subject to optional redemption and mandatory prepayment on the terms specified in the Financing Agreement, but not otherwise.  At any time an Event of Default exists and is continuing, the Principal of this Note, together with all accrued and unpaid interest and any applicable premium due, if any, may be declared or otherwise become due and payable in the manner, at the price and with the effect, all as provided in the Financing Agreement.

All payments in respect of this Note are to be made in lawful money of the United States of America at the Agent’s office in Chicago, Illinois or at such other place as the Agent or the Holder shall have designated by written notice to the Borrower Representative as provided in the Financing Agreement.

This Note may be offered, sold, assigned or transferred by the Holder in accordance with the terms of the Financing Agreement.

This Note is a registered Note and, as provided in the Financing Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Borrowers may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Borrowers will not be affected by any notice to the contrary.

This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note and all disputes arising hereunder shall be governed by, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois.  The parties hereto (a) agree that any legal action or proceeding with respect to this Note or any other agreement, document, or other instrument executed in connection herewith, shall be brought in any state or federal court located within Chicago, Illinois, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Note, or any other agreement, document, or other instrument executed in connection herewith, brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

THE HOLDER AND THE BORROWERS IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS NOTE OR ANY OTHER TRANSACTION DOCUMENT.

IN WITNESS WHEREOF, the Borrowers have caused this Note to be duly executed as of the date set out above.

BORROWERS:

SOCIAL REALITY, INC.,
a Delaware corporation

By:	/s/ Christopher Miglino
Name:	Christopher Miglino
Its:	CEO

STEEL MEDIA,
a California corporation

By:	/s/ Christopher Miglino
Name:	Christopher Miglino
Its:	CEO

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